SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 8, 1998





                       HOST MARRIOTT SERVICES CORPORATION



       DELAWARE                     1-14040                    52-1938672
------------------------          ------------            ---------------------
(State of Incorporation)          (Commission                (I.R.S. Employer
                                  File Number)            Identification Number)




                              6600 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                 (301) 380-7000

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         None.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         None.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         None.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         None.


ITEM 5.  OTHER EVENTS.

         Press Release dated October 8, 1998 announcing third quarter earnings and containing forward-looking statements.

         On October 8, 1998, the Company held a conference call for investors and analysts that focused on third quarter 1998 earnings. During the conference call, the Company stated that, barring a downturn in the U.S. economy and a decline in its projected enplanement growth rate, it expects revenue growth of approximately 8% and earnings per diluted share in the range of $0.77 - $0.79 for the 1999 fiscal year. The Company's profit margins will need to increase slightly to achieve this rate of growth. The 1999 earnings per diluted share projection does not include the impact of adopting SOP 98-5, "Reporting on the Costs of Start-Up Activities." The adoption of this new statement of position is required in the first quarter of 1999 and requires all previously capitalized start-up costs to be expensed at the beginning of the 1999 fiscal year and all future start-up costs to be expensed as incurred.

         The statements described above and made during the conference call concerning the Company's outlook for 1999, the growth in total revenues and earnings per diluted share for 1999, projected enplanement growth rates, economic growth forecasts and similar statements concerning events and expectations that are not historical facts are "forward-looking statements" within the meaning of federal securities laws. These forward-looking statements are subject to numerous risks and uncertainties, including the effects of seasonality, airline and tollroad industry fundamentals, general economic conditions (including the current economic downturn in Asia), the potential adverse impact of the Year 2000 issue on operations, competitive forces within the food, beverage and retail concessions industries, and the availability of cash flow to fund future capital expenditures. Forward-looking statements are inherently uncertain, and investors must recognize that actual results could differ materially from those expressed or implied by the statements. A detailed discussion of these risks and uncertainties is contained in the company's 1997 Annual Report on Form 10-K filed with the Securities and Exchange Commission.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         None.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None.


ITEM 8.  CHANGE IN FISCAL YEAR.

         None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      HOST MARRIOTT SERVICES CORPORATION

  OCTOBER 8, 1998                             /S/ BRIAN W. BETHERS
------------------             -------------------------------------------------
       Date                                     Brian W. Bethers
                               Senior Vice President and Chief Financial Officer




                                       3